UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2016

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-36837 (Commission File Number)	36-4802442 (IRS Employer Identification Number)
533 Maryville University Drive St. Louis, Missouri 63141 (Address of principal executive offices)
Registrant's telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
On May 24, 2016, Energizer Holdings, Inc. (the “Company”) issued a press release announcing that it has signed an agreement to acquire HandStands Holding Corporation from Trivest Partners V, L.P. (the “Transaction”). The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
In addition, the Company will hold a conference call and make a simultaneous presentation to investors to discuss the announcement of the Transaction. A copy of the investor presentation is attached as Exhibit 99.2 and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number
99.1	Press Release, dated May 24, 2016.
99.2	Investor Presentation, dated May 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Brian K Hamm
Brian K. Hamm
Chief Financial Officer

Dated: May 24, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated May 24, 2016.
99.2	Investor Presentation, dated May 24, 2016.

4